ALLIANCE
                            ------------------------
                                VARIABLE PRODUCTS
                            ------------------------
                                   SERIES FUND
                            ------------------------
                            PREMIER GROWTH PORTFOLIO
                            ------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolio(s) of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Premier Growth Portfolio (the "Portfolio") seeks growth of capital. In pursuing its investment objective, the Portfolio will employ aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

MARKET REVIEW

At year's end, it is a good time to reflect on the events of the stock market over the last 12 to 15 months, and to assess probabilities going forward. Our investment philosophy is predicated on a simple formula that long-run success comes from the correct marriage of first attempting to get the fundamentals in our favor, succeeded by paying great attention to price.

Beginning late in 1999, the market witnessed the emergence of a highly speculative, technology bubble in the dot.com area that carried with it, though not to the same degree, all technology stocks. This speculation was not grounded on any historical parameters of proven performance, but represented an extreme article of faith that companies could withstand heavy early losses to attain a dominant position in a part of the Internet revolution. Obviously, therefore, the dot.com companies seemed to us to be a twentieth century version of the "Emperor with no clothes," and we refused to play the game. As a result, for a time we missed some relative performance, but the pay-off for our abstinence came with the crash of the dot.com stocks, which started around mid-March and has relentlessly continued ever since.

As this unwinding took place, however, it carried with it lower prices for many of the larger, proven technology stocks. Accordingly, following our formula of buying into price weakness, we increased our technology weighting from roughly 30% to 40% of the Portfolio. (It should be noted here that we never got into the 50% to 60% range that the Russell 1000 Growth Stock Index has carried virtually over the entire 12- to 15-month period.)

All was proceeding nicely, until mid-September when Intel Corp. suddenly announced that its sales would not be as strong as previously forecasted, which was blamed at the time on a weak euro and oil turmoil in Europe. Within weeks, this was followed by a string of similar announcements from additional technology companies--enough to suggest a broad, weakening economic backdrop. Companies such as Nortel Networks Corp., Applied Materials, Inc. and even retailers such as Home Depot, Inc. began to take it on the chin.

Yet, while we were suffering with our Portfolio involvement in these leading names, paradoxically a new generation of smaller companies, dubbed by one commentator as the "New Sacred Calves"--companies such as Juniper Networks, Inc., Veritas Software Corporation, Verisign, Inc., Ariba, Inc., PMC-Sierra, Inc. etc.--were all climbing to higher levels. Even though we recognized the growth potential for many of these companies, it was hard for us to get anything but nominally involved, as we could not embrace the idea of paying 200 times earnings and 20 to 30 times sales.

Finally, of course, this latter group did indeed collapse in the last two months of the year. Yet, in the belief that there will be one or two winners ultimately emerging from this sector after the market finally finds a bottom, we have now put a very small toe in the water.

INVESTMENT RESULTS

During the six- and 12-month periods ended December 31, 2000, the Portfolio returned -19.06% and -16.58%, respectively. The Portfolio's benchmarks, as represented by the Russell 1000 Growth Stock Index and the Standard and Poor's (S&P) 500 Stock Index, posted returns of -25.57% and -8.71%, respectively, for the six-month period, and -22.42% and -9.10% for the 12-month period, respectively.

For both the six- and 12-month periods ended December 31, 2000, the Portfolio outperformed the Russell 1000 Growth Stock Index, but underperformed the Standard & Poor's (S&P) 500 Stock Index. The reasons behind this divergence of return are primarily related to the relative technology weight of the Portfolio in the respective indices. The technology-heavy Russell 1000 Growth Stock Index suffered more price deterioration than the Portfolio, which was underweight in technology companies relative to the index. However, the Portfolio was invested in top-tier, best-in-class names in the technology sector that were among the first to experience earnings disappointments. These companies account for almost the entire margin of the Portfolio's underperformance relative to the S&P 500 Stock Index. The Portfolio's positions in those names were larger than their weight in the S&P 500 Stock Index. In hindsight, of course, the shortfalls from these bellwether growth leaders were a harbinger of the challenges that a slowing economy poses for nearly all companies. We believe it is important for shareholders to understand that despite these stock-specific disappointments, our investment discipline retains its core belief that success requires that both fundamentals and price must be taken into account on each and every purchase and sale.

                                          Alliance Variable Products Series Fund
================================================================================

PORTFOLIO STRATEGY

For the near term, we believe caution is the order of the day. It is important to understand that the formula of marrying fundamentals and price is critically dependent on first having a good level of confidence in our understanding the fundamentals. However, over the last two to three months, we have become very nervous on macro-economic grounds, and this has materially lowered our confidence in talking about any technology or economically sensitive companies. Our fear has been that as the economy slides from a recent gross domestic product (GDP) growth rate of over 5% to an unknown lower level, that there would be margin pressure, and we would witness many earnings disappointments--"death by a 1000 cuts." Exacerbating our unease have been high oil prices and early signs of a more severe winter. Similarly, consumers have enjoyed many years of strong growth, the same also being true for capital spending and technology spending. Accordingly, everything seems to point to an increased risk that our previously assumed soft landing would turn out to be much worse. We believe that profits reports will be up against difficult quarterly comparisons in the first half of 2001.

Under normal circumstances, the crack in technology stocks would have caused us to increase our aggressiveness. This is what we did during the third quarter of 1998 when we had the Long Term Capital/Russia opportunity--a move that led to our very strong fourth quarter performance in 1998. This time, however, we have not stepped up to technology stock weakness to increase or even maintain our pro rata Portfolio weighting in the area. The little net new buying we have done has been more in the belief that there will be further Federal Reserve rate cuts that might improve investor psychology in the short term. Whether or not such rallies prove to be sustained, however, will very much depend on whether the Federal Reserve can engineer an economic turn for the second half of 2001. The risk that they are not able to do this, however, has to have increased, and this suggests that we carefully monitor developments and not be too heroic in buying into the downturn. Stated differently, we believe that the "opportunity cost" we might suffer by foregoing a more aggressive posture does not sufficiently outweigh the risks to be worth it. Common sense suggests that we take an overall "wait and see" approach, although continuing to trade if we believe relative stock prices give us a chance to upgrade to a better risk/reward proposition at the individual company level.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolios' average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

Premier Growth Portfolio

o 1 Year                                                                 -16.58%
o 5 Years                                                                 21.82%
o Since Inception (6/92)                                                  20.31%

--------------------------------------------------------------------------------

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE                        Alliance Variable Products Series Fund
================================================================================

o Alliance Premier Growth Portfolio
o Standard & Poor's Stock Index
o Russell 1000 Growth Index

                              [PLOT POINTS TO COME]

                        Premier Growth Portfolio: $48,329
                          S&P 500 Stock Index: $ 38,536
                       Russell 1000 Growth Index: $ 35,255

6/30/92* 12/92 12/93 12/94 12/95 12/96 12/97 12/98 12/99 12/00

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 1/14/91 Growth & Income; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92
International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield--Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility--The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus--The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond--The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond--The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond--The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average--The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average--The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA--The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility--The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000--The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000--The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill--The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond--The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500--The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

PREMIER GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
   COMPANY                              U.S. $ VALUE     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
   Pfizer, Inc.                        $  158,297,500             6.3%
--------------------------------------------------------------------------------
   Citigroup, Inc.                        157,541,497             6.3
--------------------------------------------------------------------------------
   Cisco Systems, Inc.                    135,466,200             5.4
--------------------------------------------------------------------------------
   Home Depot, Inc.                       116,674,316             4.6
--------------------------------------------------------------------------------
   Tyco International, Ltd.               116,201,682             4.6
--------------------------------------------------------------------------------
   Nokia Corp. (ADR)                      108,536,850             4.3
--------------------------------------------------------------------------------
   MBNA Corp.                             102,618,359             4.1
--------------------------------------------------------------------------------
   Schering-Plough Corp.                   84,483,725             3.4
--------------------------------------------------------------------------------
   EMC Corp.                               81,475,800             3.2
--------------------------------------------------------------------------------
   Vodafone Group Plc (ADR)                72,799,650             2.9
--------------------------------------------------------------------------------
                                       $1,134,095,579            45.1%
--------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

Company                                             Shares        U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-95.0%
TECHNOLOGY-28.2%
COMMUNICATION
   EQUIPMENT-8.9%
Corning, Inc. ..........................             768,200     $    40,570,562
JDS Uniphase Corp. (a) .................             117,500           4,898,281
Nokia Corp. (ADR) (Finland) ............           2,495,100         108,536,850
Nortel Networks Corp.
   (Canada) ............................           2,158,700          69,213,319
                                                                 ---------------
                                                                     223,219,012
                                                                 ---------------
COMPUTER HARDWARE-4.9%
Dell Computer Corp. (a) ................             803,400          14,009,288
EMC Corp. (a) ..........................           1,225,200          81,475,800
International Business
   Machines Corp. ......................              51,600           4,386,000
Sun Microsystems, Inc. (a) .............             888,000          24,753,000
                                                                 ---------------
                                                                     124,624,088
                                                                 ---------------
COMPUTER SOFTWARE-2.3%
Amdocs, Ltd. (a) .......................             253,850          16,817,563
Microsoft Corp. (a) ....................             443,200          19,223,800
Oracle Corp. (a) .......................             558,500          16,231,406
VERITAS Software Corp. (a) .............              58,500           5,118,750
                                                                 ---------------
                                                                      57,391,519
                                                                 ---------------
CONTRACT
   MANUFACTURING-0.4%
Solectron Corp. (a) ....................             323,200          10,956,480
                                                                 ---------------
INTERNET-0.5%
America Online, Inc. (a) ...............             176,900           6,156,120
Yahoo!, Inc. (a) .......................             194,200           5,859,378
                                                                 ---------------
                                                                      12,015,498
                                                                 ---------------
NETWORKING
   SOFTWARE-5.4%
Cisco Systems, Inc. (a) ................           3,541,600         135,466,200
                                                                 ---------------
SEMI-CONDUCTOR CAPITAL
   EQUIPMENT-1.9%
Applied Materials, Inc. (a) ............           1,241,900          47,425,056
                                                                 ---------------
SEMI-CONDUCTOR
   COMPONENTS-3.9%
Altera Corp. (a) .......................             305,400           8,035,838
Intel Corp. ............................           1,354,200          40,710,637
Micron Technology, Inc. (a) ............             917,500          32,571,250
SDL, Inc. (a) ..........................             108,200          16,033,887
                                                                 ---------------
                                                                      97,351,612
                                                                 ---------------
                                                                     708,449,465
                                                                 ---------------
CONSUMER SERVICES-24.0%
AIRLINES-1.7%
Continental Airlines, Inc.
   Cl.B (a) ............................             331,500          17,113,687
Delta Air Lines, Inc. ..................              58,000           2,910,875

KLM Royal Dutch Air
   (Netherlands) (a) ...................             141,063           3,173,918
Northwest Airlines Corp.
   Cl.A (a) ............................             251,260           7,569,207
UAL Corp. ..............................             334,500          13,024,594
                                                                 ---------------
                                                                      43,792,281
                                                                 ---------------
BROADCASTING &
   CABLE-5.5%
AT&T Corp.-Liberty Media
   Cl.A (a) ............................           3,018,620          40,940,034
Clear Channel
   Communications (a) ..................             514,574          24,924,678
Viacom, Inc. (a) .......................           1,523,645          71,230,404
                                                                 ---------------
                                                                     137,095,116
                                                                 ---------------
CELLULAR
   COMMUNICATIONS-4.6%
AT&T Wireless Group (a) ................           2,513,000          43,506,312
Vodafone Group Plc (ADR)
   (United Kingdom) ....................           2,032,800          72,799,650
                                                                 ---------------
                                                                     116,305,962
                                                                 ---------------
ENTERTAINMENT &
   LEISURE-3.4%
Time Warner, Inc. ......................           1,289,800          67,379,152
Walt Disney Co. ........................             577,700          16,717,194
                                                                 ---------------
                                                                      84,096,346
                                                                 ---------------
RETAIL - GENERAL
   MERCHANDISE-8.8%
Home Depot, Inc. .......................           2,553,747         116,674,316
Kohl's Corp. (a) .......................           1,064,100          64,910,100
Lowe's Cos., Inc. ......................             403,400          17,951,300
Wal-Mart Stores, Inc. ..................             417,600          22,185,000
                                                                 ---------------
                                                                     221,720,716
                                                                 ---------------
                                                                     603,010,421
                                                                 ---------------
FINANCE-18.3%
BANKING - MONEY
   CENTER-0.9%
Chase Manhattan Corp. ..................             532,200          24,181,838
                                                                 ---------------
BROKERAGE & MONEY
   MANAGEMENT-3.3%
Goldman Sachs Group, Inc. ..............             165,100          17,655,381
Merrill Lynch & Co., Inc. ..............             117,600           8,018,850
Morgan Stanley Dean Witter
   & Co. ...............................             717,910          56,894,368
                                                                 ---------------
                                                                      82,568,599
                                                                 ---------------
INSURANCE-1.0%
American International Group,
   Inc .................................             249,282          24,569,857
                                                                 ---------------
MORTGAGE BANKING-2.2%
Freddie Mac ............................             792,300          54,569,662
                                                                 ---------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                             Shares        U.S. $ Value
--------------------------------------------------------------------------------
MISCELLANEOUS-10.9%
Citigroup, Inc. ........................           3,085,268     $   157,541,497
MBNA Corp. .............................           2,778,162         102,618,359
The CIT Group, Inc. Cl.A ...............             681,840          13,722,030
                                                                 ---------------
                                                                     273,881,886
                                                                 ---------------
                                                                     459,771,842
                                                                 ---------------
HEALTH CARE-12.9%
DRUGS-12.0%
Merck & Co., Inc. ......................             291,000          27,244,875
Pfizer, Inc. ...........................           3,441,250         158,297,500
Pharmacia Corp. ........................             548,464          33,456,304
Schering-Plough Corp. ..................           1,488,700          84,483,725
                                                                 ---------------
                                                                     303,482,404
                                                                 ---------------
MEDICAL PRODUCTS-0.4%
Medtronic, Inc. ........................             158,000           9,539,250
                                                                 ---------------
MEDICAL SERVICES-0.5%
UnitedHealth Group, Inc. (a) ...........             197,000          12,090,875
                                                                 ---------------
                                                                     325,112,529
                                                                 ---------------
MULTI-INDUSTRY
   COMPANIES-5.7%
Honeywell International, Inc. ..........             604,700          28,609,869
Tyco International, Ltd. ...............           2,093,724         116,201,682
                                                                 ---------------
                                                                     144,811,551
                                                                 ---------------
ENERGY-2.4%
INTERNATIONAL-2.2%
BP Amoco Plc (ADR)
   (United Kingdom) ....................           1,159,588          55,515,276
                                                                 ---------------
OIL SERVICE-0.2%
R&B Falcon Corp. (a) ...................             167,500           3,842,031
                                                                 ---------------
                                                                      59,357,307
                                                                 ---------------
CAPITAL GOODS-1.5%
ELECTRICAL
   EQUIPMENT-1.0%
General Electric Co. ...................             530,500          25,430,844
                                                                 ---------------
MISCELLANEOUS-0.5%
United Technologies Corp. ..............             170,000          13,366,250
                                                                 ---------------
                                                                      38,797,094
                                                                 ---------------

                                                    Shares or
                                                    Principal
                                                     Amount
Company                                               (000)       U.S. $ Value
--------------------------------------------------------------------------------
CONSUMER STAPLES-1.3%
HOUSEHOLD
   PRODUCTS-0.7%
Colgate-Palmolive Co. ..................             258,500     $    16,686,175
                                                                 ---------------
TOBACCO-0.6%
Philip Morris Cos., Inc. ...............             366,473          16,124,812
                                                                 ---------------
                                                                      32,810,987
                                                                 ---------------
UTILITY-0.7%
TELEPHONE UTILITIES-0.7%
AT&T Corp. .............................             675,234          11,689,989
Sprint Corp. ...........................             250,000           5,078,125
                                                                 ---------------
                                                                      16,768,114
                                                                 ---------------
Total Common Stocks
   (cost $2,227,091,015) ...............                           2,388,889,310
                                                                 ---------------
SHORT-TERM
   INVESTMENTS-4.8%
COMMERCIAL PAPER-4.6%
General Electric Capital Corp.
   5.90%, 1/02/01 ......................           $  60,000          59,990,166
Prudential Funding Corp.
   5.95%, 1/02/01 ......................              56,294          56,284,696
                                                                 ---------------
                                                                     116,274,862
                                                                 ---------------
TIME DEPOSIT-0.2%
State Street Euro Dollar
   6.00%, 1/02/01 ......................               3,551           3,551,000
                                                                 ---------------
Total Short-Term Investments
   (cost $119,825,862) .................                             119,825,862
                                                                 ---------------
TOTAL INVESTMENTS-99.8%
   (cost $2,346,916,877) ...............                           2,508,715,172
Other assets less
   liabilities-0.2% ....................                               5,720,806
                                                                 ---------------
NET ASSETS-100% ........................                         $ 2,514,435,978
                                                                 ===============

--------------------------------------------------------------------------------

(a) Non-income producing security.

    Glossary:

    ADR - American Depositary Receipt

    See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $2,346,916,877) ..   $2,508,715,172
   Receivable for capital stock sold ..........................        7,943,022
   Dividends and interest receivable ..........................          876,909
                                                                  --------------
   Total assets ...............................................    2,517,535,103
                                                                  --------------
LIABILITIES
   Due to custodian ...........................................           31,263
   Advisory fee payable .......................................        2,162,368
   Payable for capital stock redeemed .........................          458,138
   Accrued expenses ...........................................          447,356
                                                                  --------------
   Total liabilities ..........................................        3,099,125
                                                                  --------------
NET ASSETS ....................................................   $2,514,435,978
                                                                  ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................   $       78,489
   Additional paid-in capital .................................    2,241,400,281
   Accumulated net realized gain on investments ...............      111,158,913
   Net unrealized appreciation of investments .................      161,798,295
                                                                  --------------
                                                                  $2,514,435,978
                                                                  ==============
Class A Shares
   Net assets .................................................   $2,148,332,477
                                                                  ==============
   Shares of capital stock outstanding ........................       67,023,461
                                                                  ==============
   Net asset value per share ..................................   $        32.05
                                                                  ==============
Class B Shares
   Net assets .................................................   $  366,103,501
                                                                  ==============
   Shares of capital stock outstanding ........................       11,466,025
                                                                  ==============
   Net asset value per share ..................................   $        31.93
                                                                  ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $212,822) ..............   $  14,555,333
   Interest ...........................................................       5,383,167
                                                                          -------------
   Total investment income ............................................      19,938,500
                                                                          -------------
EXPENSES
   Advisory fee .......................................................      26,492,001
   Distribution fee - Class B .........................................         430,519
   Printing ...........................................................         394,400
   Custodian ..........................................................         279,891
   Audit and legal ....................................................         174,668
   Administrative .....................................................          66,000
   Transfer agency ....................................................          15,939
   Directors' fees ....................................................           1,444
   Miscellaneous ......................................................          44,569
                                                                          -------------
   Total expenses .....................................................      27,899,431
                                                                          -------------
   Net investment loss ................................................      (7,960,931)
                                                                          -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions .......................     111,642,903
   Net change in unrealized appreciation/depreciation of investments ..    (601,478,696)
                                                                          -------------
   Net loss on investments ............................................    (489,835,793)
                                                                          -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ............................   $(497,796,724)
                                                                          =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                              Year Ended         Year Ended
                                                                             December 31,       December 31,
                                                                                 2000               1999
                                                                           ===============    ===============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss .................................................   $    (7,960,931)   $    (4,671,127)
   Net realized gain on investments ....................................       111,642,903        136,966,342
   Net change in unrealized appreciation/depreciation of investments ...      (601,478,696)       381,569,586
                                                                           ---------------    ---------------
   Net increase (decrease) in net assets from operations ...............      (497,796,724)       513,864,801
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investments
     Class A ...........................................................      (131,184,766)       (23,280,324)
     Class B ...........................................................        (5,912,426)                -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ........................................................       776,642,913        634,848,234
                                                                           ---------------    ---------------
   Total increase ......................................................       141,748,997      1,125,432,711
NET ASSETS
   Beginning of period .................................................     2,372,686,981      1,247,254,270
                                                                           ---------------    ---------------
   End of period .......................................................   $ 2,514,435,978    $ 2,372,686,981
                                                                           ===============    ===============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Premier Growth Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Technology Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation)

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2000, amounted to $1,974,594. For the period from January 1, 2000 to October 31, 2000, $13,550 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to December 31, 2000, brokerage commissions of $40,045 were paid to SCB directly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of 18,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for

                                          Alliance Variable Products Series Fund
================================================================================

its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

Purchases:
Stocks and debt obligations ...........................          $1,631,289,160
U.S. government and agencies ..........................                      -0-
Sales:
Stocks and debt obligations ...........................          $1,043,078,960
U.S. government and agencies ..........................                      -0-

At December 31, 2000, the cost of investments for federal income tax purposes was $2,346,948,341. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .........................          $  548,733,983
Gross unrealized depreciation .........................            (386,967,152)
                                                                 --------------
Net unrealized appreciation ...........................          $  161,766,831
                                                                 ==============

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $10,413,000 during the fiscal year.

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

PREMIER GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

--------------------------------------------------------------------------------

                                      ----------------------------------    ----------------------------------
                                                    SHARES                                AMOUNT
                                      ----------------------------------    ----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2000               1999               2000               1999
                                      ===============    ===============    ===============    ===============
Class A
Shares sold .......................        14,404,295         22,731,430    $   559,965,856    $   777,611,880
Shares issued in reinvestment of
   distributions ..................         3,294,445            743,305        131,184,766         23,280,324
Shares redeemed ...................        (8,667,570)        (5,672,425)      (325,383,242)      (190,852,826)
                                      ---------------    ---------------    ---------------    ---------------
Net increase ......................         9,031,170         17,802,310    $   365,767,380    $   610,039,378
                                      ===============    ===============    ===============    ===============

                                         Year Ended      July 14, 1999* to     Year Ended      July 14, 1999* to
                                        December 31,       December 31,       December 31,       December 31,
                                            2000               1999               2000               1999
                                      ===============    ===============    ===============    ===============
Class B
Shares sold .......................        10,984,510            678,946    $   417,104,662    $    25,084,578
Shares issued in reinvestment of
   distributions ..................           148,815                 -0-         5,912,426                 -0-
Shares redeemed ...................          (338,758)            (7,488)       (12,141,555)          (275,722)
                                      ---------------    ---------------    ---------------    ---------------
Net increase ......................        10,794,567            671,458    $   410,875,533    $    24,808,856
                                      ===============    ===============    ===============    ===============

--------------------------------------------------------------------------------

* Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2000.

PREMIER GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            -----------------------------------------------------------------------
                                                                                             CLASS A
                                                            -----------------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                            =======================================================================
                                                               2000           1999           1998            1997         1996
                                                            ==========     ==========     ==========       ========      =======
Net asset value, beginning of period ...................    $    40.45     $    31.03     $    20.99       $  15.70      $ 17.80
                                                            ----------     ----------     ----------       --------      -------
Income From Investment Operations
Net investment income (loss) (a) .......................          (.11)          (.09)          (.01)(b)        .04(b)       .08(b)
Net realized and unrealized gain (loss) on investment
   transactions ........................................         (6.18)          9.98          10.08           5.27         3.29
                                                            ----------     ----------     ----------       --------      -------
Net increase (decrease) in net asset value from
   operations ..........................................         (6.29)          9.89          10.07           5.31         3.37
                                                            ----------     ----------     ----------       --------      -------
Less: Dividends and Distributions
Dividends from net investment income ...................            -0-            -0-          (.03)          (.02)        (.10)
Distributions from net realized gains ..................         (2.11)          (.47)            -0-            -0-       (5.37)
                                                            ----------     ----------     ----------       --------      -------
Total dividends and distributions ......................         (2.11)          (.47)          (.03)          (.02)       (5.47)
                                                            ----------     ----------     ----------       --------      -------
Net asset value, end of period .........................    $    32.05     $    40.45     $    31.03       $  20.99      $ 15.70
                                                            ==========     ==========     ==========       ========      =======
Total Return
Total investment return based on net asset value (c) ...        (16.58)%        32.32%         47.97%         33.86%       22.70%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............    $2,148,332     $2,345,563     $1,247,254       $472,326      $96,434
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .........          1.04%          1.05%          1.06%           .95%         .95%
   Expenses, before waivers and reimbursements .........          1.04%          1.05%          1.09%          1.10%        1.23%
   Net investment income (loss) ........................          (.29)%         (.27)%         (.04)%(b)       .21%(b)      .52%(b)
Portfolio turnover rate ................................            41%            26%            31%            27%          32%

--------------------------------------------------------------------------------

See footnote summary on page 13.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         ----------------------------
                                                                                   CLASS B
                                                                         ----------------------------
                                                                             Year       July 14, 1999(d)
                                                                            Ended              to
                                                                         December 31,     December 31,
                                                                             2000             1999
                                                                         ===========      ===========
Net asset value, beginning of period ................................    $     40.40      $     35.72
                                                                         -----------      -----------
Income From Investment Operations
Net investment loss (a) .............................................           (.18)            (.07)
Net realized and unrealized gain (loss) on investment transactions ..          (6.18)            4.75
                                                                         -----------      -----------
Net increase (decrease) in net asset value from operations ..........          (6.36)            4.68
                                                                         -----------      -----------
Less: Distributions
Distributions from net realized gains ...............................          (2.11)              -0-
                                                                         -----------      -----------
Net asset value, end of period ......................................    $     31.93      $     40.40
                                                                         ===========      ===========
Total Return
Total investment return based on net asset value (c) ................         (16.78)%        13.10 %
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........................    $   366,104      $    27,124
Ratios to average net assets of:
   Expenses .........................................................           1.30%            1.29%(e)
   Net investment loss ..............................................           (.51)%           (.53)%(e)
Portfolio turnover rate .............................................             41%              26%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Premier Growth Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Premier Growth Portfolio (the "Portfolio"), a series of Alliance Variable Products Series Fund, Inc. (the "Fund"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 1, 2001

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designates $137,097,192 as long-term capital gain distributions during the taxable year ended December 31, 2000.

RESULTS OF SHAREHOLDERS MEETING
(unaudited)                               Alliance Variable Products Series Fund
================================================================================

A special meeting of stockholders of the Premier Growth Portfolio (the "Portfolio") was held on December 12, 2000. The description of the proposal and the number of shares voted at the meeting are as follows:

                                                                                                        Voted
                                                                                                      Abstain/
                                                                  Voted              Voted            Authority
                                                                   For              Against           Withheld
=================================================================================================================
1. Approval to amend the fundamental investment
   policy of the Portfolio relating to investments in
   U.S. Companies.......................................        68,759,221         2,186,102          3,953,044

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1) Member of the Audit Committee.

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